UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2008

STANLEY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33083	11-3658790
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3101 Wilson Boulevard, Suite 700
Arlington, VA	22201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 684-1125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On February 22, 2008, Lawrence A. Gallagher, Director of Stanley, Inc. (the “Company”), and his wife, Frances Gallagher, each adopted a stock trading plan (the “10b5-1 Plans”) in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The 10b5-1 Plans provide that limit order sales may be made quarterly over a period beginning June 1, 2008 and ending on May 31, 2010. Pursuant to the terms and conditions of the 10b5-1 Plan, both Mr. and Mrs. Gallagher may sell up to a maximum aggregate of 100,000 shares of common stock of the Company under each of the plans. All transactions executed under the provisions of the 10b5-1 Plan will be reported through Form 4 filings with the Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY, INC.

Date: February 28, 2008	By:	/s/ Scott D. Chaplin
	Name:	Scott D. Chaplin
	Title:	Senior Vice President, General
Counsel and Secretary